UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2006 (April 23, 2006)

                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                    1-5440                86-0636534
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  (State or other jurisdiction of      (Commission            (IRS Employer
           incorporation)              File Number)        Identification No.)


               2390 Camelback Road, Suite 400
                      Phoenix, Arizona                          85016
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          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement


         On April 23, 2006, Aztar Corporation, a Delaware corporation (the "Company"), announced that it entered into Amendment No. 2, dated as of April 23, 2006 (the "Amendment"), to the agreement and plan of merger, dated as of March 13, 2006 and as amended as of April 18, 2006 (the "Merger Agreement"), with Pinnacle Entertainment, Inc., a Delaware corporation ("Pinnacle"), and its wholly-owned subsidiary, PNK Development 1, Inc., a Delaware corporation ("Merger Subsidiary"). Under the terms of the Amendment, which has been approved by each company's Board of Directors, Pinnacle will pay $45.00 in cash for each share of the Company's common stock and $475.94 in cash for each share of the Company's preferred stock outstanding at the Effective Time (as defined in the Merger Agreement). The Amendment provides for a termination fee of $49.575 million and reimbursement of up to a maximum of $16 million for incurrence of fees and expenses in connection with the transactions contemplated by the Merger Agreement, which are payable by the Company under certain circumstances. The other material terms of the Merger Agreement remain unchanged by the Amendment.


         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

         2.1 Amendment No. 2, dated as of April 23, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AZTAR CORPORATION


                                         By: /s/ Nelson W. Armstrong, Jr.
                                             -----------------------------------
                                             Name:  Nelson W. Armstrong, Jr.
                                             Title: Vice President,
                                                    Administration and Secretary



Date: April 24, 2006

                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

         2.1 Amendment No. 2, dated as of April 23, 2006, to Agreement and Plan of Merger, by and among Aztar Corporation, Pinnacle Entertainment, Inc. and PNK Development 1, Inc.